UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 11/18/2008

RELIABILITY INCORPORATED

(Exact name of registrant as specified in its charter)

Commission File Number: 0-7092

TX	75-0868913
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

P.O. Box 218690, Houston, TX 77218-8690

(Address of principal executive offices, including zip code)

281-492-0550

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Item 1.01. Reliability announces Special Meeting of Stockholders

Reliability Incorporated (OTC-BB REAL) announced that it held a special meeting of stockholders on October 23, 2008, in Houston, Texas. A quorum was not present, so the meeting was adjourned to November 14, 2008, 10:00 am CST at the Holiday Crown Plaza, 14703 Park Row, Houston, TX 77079. On November 14, 2008 when the meeting was reconvened, a quorum was still not achieved. The meeting was adjourned with no action taken.

Reliability Incorporated is based in Houston, Texas.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABILITY INCORPORATED

By:	/s/ Larry Edwards
Larry Edwards President and CEO

Date: November 18, 2008

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